UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  June 8, 2015

LIQUIDITY SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-51813	52-2209244
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1920 L Street, N.W., 6th Floor, Washington, D.C.	20036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  (202) 467-6868

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On June 8, 2015, the Defense Logistics Agency Disposition Services (the “DLA Disposition Services”) notified Liquidity Services, Inc. (the “Company”) that DLA Disposition Services was extending the performance period relating to the Contract for Multi-Year Sale of Surplus Scrap Material at Locations Nationwide (Contract Number 99-4001-0004), effective as of June 9, 2005 between the Company and DLA Disposition Services (the “Scrap Contract”), which was previously filed by the Company as Exhibit 10.2 to the Company’s Registration Statement on Form S-1 (Registration No. 333-129656), filed with the Securities and Exchange Commission on November 14, 2005.  Through Supplemental Agreement No. 14 to the Scrap Contract dated June 8, 2015 between the Company and DLA Disposition Services and Notice of Award, Statement and Release Document (Contract 15-5601-0001) dated June 8, 2015 issued by DLA Disposition Services, the performance period under the Scrap Contract was extended by nine months with three three-month additional option periods, commencing June 9, 2015.  During this extended period, Liquidity Services will continue to serve as the sales channel for the disposition of scrap property from the U.S. Department of Defense that is approved for public sale.

Additional modifications have been made to the principal terms of the Scrap Contract including that: (i) contract pricing will be adjusted to reflect a 65% profit sharing distribution to DLA Disposition Services; (ii) DLA Disposition Services may elect to terminate portions of the Scrap Contract by location with a 90-day notification required no sooner than February 1, 2016; and (iii) DLA Disposition Services may elect to terminate portions of the Scrap Contract by certain commodity categories with a 60-day notification required no sooner than October 1, 2015.

A copy of the associated press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits

The following exhibit is filed as part of this report:

10.1                                                      Supplemental Agreement No. 14 dated June 8, 2015 between the Company and DLA Disposition Services, relating to Contract for Multi-Year Sale of Surplus Scrap Material at Locations Nationwide (Contract Number 99-4001-0004), effective as of June 9, 2005 between the Company and DLA Disposition Services.

10.2                                                      Notice of Award, Statement and Release Document (Contract Number 15-5601-0001) dated June 8, 2015 issued by DLA Disposition Services.

99.1                                                      Press Release, dated June 9, 2015, with respect to the extension of the Scrap Contract.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIQUIDITY SERVICES, INC.
(Registrant)

Date: June 9, 2015	By:	/s/ James E. Williams
	Name:	James E. Williams
	Title:	Vice President, General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Description

10.1

Supplemental Agreement No. 14 dated June 8, 2015 between the Company and DLA Disposition Services, relating to Contract for Multi-Year Sale of Surplus Scrap Material at Locations Nationwide (Contract Number 99-4001-0004), effective as of June 9, 2005 between the Company and DLA Disposition Services.

10.2	Notice of Award, Statement and Release Document (Contract Number 15-5601-0001) dated June 8, 2015 issued by DLA Disposition Services.

99.1	Press Release, dated June 9, 2015, with respect to the extension of the Scrap Contract.